EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

     I, Richard P. Brown, President and Chief Executive Officer of American Casino & Entertainment Properties LLC (the “Registrant”), certify that to the best of my knowledge, based upon a review of the annual report on Form 10-K for the period ended December 31, 2004 of the Registrant (the “Report”):

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Richard P. Brown

Richard P. Brown
President and Chief Executive Officer of

American Casino & Entertainment Properties LLC

Date: March 16, 2005